                          MAP - GOVERNMENT FUND, INC.

To Our Shareholders:

For the twelve months of 1995, the MAP-Government Fund returned 5.17% relative to the average return of 5.31% for money market mutual funds investing in government and government agency securities as reported by IBC/Donaghue, Inc. The Fund's desire to maintain favorable liquidity resulted in the portfolio having a slightly shorter maturity than the average fund, giving rise to the yield difference. The Fund continues to explore methods of expanding its acceptance by the investing public. A review by our Investment Adviser of the 1995 financial markets for short-term investments is described in the letter that follows.

The Board of Directors continues to invite you to mail your comments and suggestions to them and thanks you for your continued support and confidence in the Fund.

                                          Sincerely,
                                          EUGENE J. CIARKOWSKI
                                          PRESIDENT

February 15, 1996

                        REPORT OF THE INVESTMENT ADVISER

Dear Shareholders:

Prompted by a weak economy, the Federal Reserve Board reduced the interest rate on federal funds by 25 basis points in mid-December 1995 and again in late January, 1996. This was the second time short-term rates were moved downward during the year in an attempt to revive faltering economic activity. The federal funds rate ended the year at 5.50% down from 6.00% in January. Ninety day Treasury bills ended the year at 5.00%, down from 5.52% at the start of the year. The prime lending rate at commercial banks ended the year at 8.50%, the same level at which it started the year after rising to 9.00% from February through July.

Recent employment statistics reflect the soft condition of the economy. The unemployment rate has hovered in the 5.6% area as the labor force shrank. In 1994, the US economy generated approximately 300,000 new jobs per month. For all of 1995 the pace fell to 133,000 per month and in the fourth quarter was only 128,000. These numbers are signs of a weak economy that is not threatened by wage inflation.

The three major areas of growth that kept the economy expanding during the last several years were business spending, foreign trade and business inventory accumulation. Spending on durable equipment is expected to fall as profits contract during 1996. The foreign trade sector will be weak as a result of slow growth in Europe and Japan. Recent reports indicate inventories are high in the non-auto retail and wholesale sectors and are growing at a 3.8% rate, far in excess of the rate of growth of the economy. Thus, we can expect factory orders and production to slow in the next few quarters.

Economic growth, which stood at 4.1% in 1994, slowed to about 2.6% last year and should continue to decline during 1996. The pace of economic activity is expected to accelerate by only 2.0% in 1996 with the last quarter seeing only 1.0% growth. As the members of the Federal Reserve Board receive reports of a slowing economy, they can be expected to continue lowering interest rates as we progress through 1996. Since we expect short-term interest rates to continue to decrease, we will be extending the average maturity of the portfolio.

                                          Sincerely,
                                          WALTER A. APPEL
                                          FOR FIRST PRIORITY INVESTMENT
                                          CORPORATION

February 15, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
MAP - Government Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MAP - Government Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the seven years in the period ended December 31, 1992 were audited by other independent accountants whose report dated February 12, 1993 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 13, 1996

STATEMENT OF ASSETS AND LIABILITIES
MAP - GOVERNMENT FUND, INC.
DECEMBER 31, 1995

ASSETS
Investments.............................   $78,669,791
Cash....................................       71,756
Receivable for Fund shares sold.........    4,071,581
Prepaid expense and other...............       12,677
                                          ------------
        Total Assets....................   $82,825,805
                                          ------------
                                          ------------
LIABILITIES
Payable for Fund shares redeemed........   $1,431,923
Investment advisory fee payable -- Note
  B.....................................       26,166
Accounts payable and accrued expenses...       17,455
Dividends payable.......................      325,381
                                          ------------
        Total Liabilities...............    1,800,925

NET ASSETS
Capital stock -- 81,024,880 shares of
  $.01 par value capital stock
  outstanding (2,000,000,000 shares
  authorized)...........................      810,249
Capital Paid-in.........................   80,214,631
                                          ------------
        Total Net Assets................   81,024,880
                                          ------------
        Total Liabilities and Net
          Assets........................   $82,825,805
                                          ------------
                                          ------------
Net asset value, offering price and
  redemption price per share
  ($81,024,880  DIVIDED BY 81,024,880
  shares of
  capital stock outstanding)............        $1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
MAP - GOVERNMENT FUND, INC.
YEAR ENDED DECEMBER 31, 1995

Investment Income
  Interest.....................             $4,787,100

Expenses
  Investment advisory fee --
    Note B.....................  $ 326,612
  Transfer agent...............     69,113
  Custodian....................     52,710
  Filing fees..................     34,806
  Audit........................     28,202
  Insurance expense............     22,210
  Printing.....................     13,062
  Directors' fees..............      7,100
  Legal........................      6,978
  Miscellaneous................      6,613
  State tax....................        250
                                 ---------
                                   567,656
Less expenses reimbursed by
  investment adviser -- Note
  B............................     (1,844)    565,812
                                 ---------  ----------
    Net Investment Income......              4,221,288
Net realized gain from security
  transactions.................                  1,585
                                            ----------
    Net Increase in Net Assets
      Resulting from
      Operations...............             $4,222,873
                                            ----------
                                            ----------

STATEMENTS OF CHANGES IN NET ASSETS
MAP - GOVERNMENT FUND, INC.

                                                                                 YEAR ENDED      YEAR ENDED
                                                                                DECEMBER 31,    DECEMBER 31,
                                                                                    1995            1994
                                                                               --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income......................................................   $  4,221,288    $  2,477,613
  Net realized gain from security transactions...............................          1,585              29
                                                                               --------------  --------------
    Net Increase in Net Assets Resulting from Operations.....................      4,222,873       2,477,642
                                                                               --------------  --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income.......................................     (4,221,288)     (2,477,613)
  Distributions from net realized gain from security transactions............         (1,585)            (29)
                                                                               --------------  --------------
    Total Distributions to Shareholders......................................     (4,222,873)     (2,477,642)
                                                                               --------------  --------------

FROM CAPITAL SHARE TRANSACTIONS -- NOTE C
  Net increase (decrease) in net assets from capital share transactions......     (8,493,059)     34,510,318
                                                                               --------------  --------------
    Net Increase (Decrease) in Net Assets....................................     (8,493,059)     34,510,318

NET ASSETS
  Beginning of year..........................................................     89,517,939      55,007,621
                                                                               --------------  --------------
  End of year................................................................   $ 81,024,880    $ 89,517,939
                                                                               --------------  --------------
                                                                               --------------  --------------

See notes to financial statements.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                          MAP - GOVERNMENT FUND, INC.
                               DECEMBER 31, 1995

PRINCIPAL                                                                                                   VALUE
----------                                                                                               -----------
            FEDERAL FARM CREDIT BANK (7.7%)
$2,800,000  5.62%, due January 10, 1996................................................................  $ 2,796,066
 3,500,000  5.53%, due February 29, 1996...............................................................    3,468,279
                                                                                                         -----------
                                                                                                           6,264,345
                                                                                                         -----------
            FEDERAL HOME LOAN BANK BOARD (28.8%)
 1,500,000  5.46%, due January 2, 1996.................................................................    1,499,773
 1,500,000  5.51%, due January 10, 1996................................................................    1,497,934
 2,350,000  5.57%, due January 12, 1996................................................................    2,346,000
 3,000,000  5.62%, due January 22, 1996................................................................    2,990,165
 4,490,000  5.60%, due January 29, 1996................................................................    4,470,444
 1,440,000  5.58%, due February 1, 1996................................................................    1,433,081
 2,000,000  5.55%, due February 6, 1996................................................................    1,988,900
 1,000,000  5.56%, due February 16, 1996...............................................................      992,896
 3,325,000  5.41%, due February 21, 1996...............................................................    3,299,517
 2,800,000  5.40%, due February 27, 1996...............................................................    2,776,060
                                                                                                         -----------
                                                                                                          23,294,770
                                                                                                         -----------
            FEDERAL HOME LOAN MORTGAGE CORP. (33.6%)
 3,000,000  5.59%, due January 5, 1996.................................................................    2,998,137
 3,000,000  5.59%, due January 8, 1996.................................................................    2,996,739
 1,700,000  5.58%, due January 9, 1996.................................................................    1,697,892
 2,000,000  5.64%, due January 16, 1996................................................................    1,995,300
 2,000,000  5.50%, due January 19, 1996................................................................    1,994,500
   800,000  5.57%, due January 24, 1996................................................................      797,153
 1,700,000  5.57%, due February 5, 1996................................................................    1,690,794
   850,000  5.51%, due February 5, 1996................................................................      845,447
 3,000,000  5.55%, due February 8, 1996................................................................    2,982,425
   600,000  5.57%, due February 13, 1996...............................................................      596,008
 1,785,000  5.46%, due March 15, 1996..................................................................    1,764,966
 2,950,000  5.34%, due March 18, 1996..................................................................    2,916,306
 1,000,000  5.47%, due March 18, 1996..................................................................      988,300
 3,000,000  5.34%, due March 26, 1996..................................................................    2,962,175
                                                                                                         -----------
                                                                                                          27,226,142
                                                                                                         -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (27.0%)
 1,000,000  5.55%, due January 3, 1996.................................................................      999,692
 2,500,000  5.58%, due January 4, 1996.................................................................    2,498,838
   900,000  5.55%, due January 10, 1996................................................................      898,751
 3,200,000  5.55%, due February 2, 1996................................................................    3,184,213
 2,600,000  5.55%, due February 9, 1996................................................................    2,584,368
 3,100,000  5.55%, due February 12, 1996...............................................................    3,079,928
 2,375,000  5.50%, due February 20, 1996...............................................................    2,356,858
 1,950,000  5.46%, due March 6, 1996...................................................................    1,930,776
 1,400,000  5.44%, due March 7, 1996...................................................................    1,386,037
 2,000,000  5.30%, due March 19, 1996..................................................................    1,977,033
 1,000,000  5.45%, due March 20, 1996..................................................................      988,040
                                                                                                         -----------
                                                                                                          21,884,534
                                                                                                         -----------
            Total Investments (97.1%) (cost $78,669,791)(1)............................................  $78,669,791
                                                                                                         -----------
                                                                                                         -----------

---------
(1) Also represents cost for federal income tax purposes.

    The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

    See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAP - GOVERNMENT FUND, INC.

NOTE A  -- ACCOUNTING POLICIES
MAP - Government Fund, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments are valued at amortized cost which approximates market value. Under this method, securities are initially valued at cost on their acquisition date and their subsequent value is calculated based on such initial value and assuming a constant accretion of purchase discount or amortization of any purchase premium to maturity. It is the intention of the Fund to maintain a per share net asset value of $1.00. Security transactions are recorded on the date of purchase or sale. Interest is accrued daily. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its net investment income and net realized capital gains, if any, to its shareholders.

DIVIDENDS: The Fund declares dividends daily from net investment income and net realized capital gains, if any, and distributes such dividends monthly.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS
The Fund has an investment advisory, a service and a distribution agreement with First Priority Investment Corporation ("FPIC"). FPIC is a wholly-owned subsidiary of MBLLAC Holding Corporation, a wholly-owned subsidiary of MBL Life Assurance Corporation ("MBL Life"). Under the investment advisory agreement, the Fund pays FPIC a periodic fee at the annual rate of .40% of the first $300,000,000 of the Fund's total net assets, .35% of the next $400,000,000 of such value and .30% of such value in excess of $700,000,000. The fee is computed and accrued daily and paid quarterly. Under the terms of the service agreement, FPIC reimburses MBL Life for services provided in connection with FPIC's obligations under the investment advisory agreement.

FPIC has agreed to bear total annual expenses of the Fund (including the investment advisory fee but excluding taxes, interest, brokerage commissions and extraordinary expenses) that exceed .75% of the first $20,000,000 of the Fund's average daily net asset value. However, when the Fund's average daily net asset value exceeds $20,000,000, FPIC has agreed to bear such expenses of the Fund to the extent that they exceed the lesser of 1.5% of the first $30,000,000 of the Fund's average daily net asset value and 1% of the Fund's average daily net asset value in excess of $30,000,000 or 25% of the total investment income of the Fund. FPIC has agreed to limit the Fund's expenses to the annual rate of
 .75% of the Fund's daily net asset value. However, FPIC has reserved the right to withdraw this undertaking and assume its contractual expense limitation responsibility upon 30 days written notice to the Fund. For the year ended December 31, 1995, such reimbursed expenses amounted to $1,844.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $900. Aggregate fees paid during the year to the Fund's disinterested directors amounted to $7,100. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors and officers and any employees of the Fund affiliated with FPIC is paid by the affiliated entities.

MBL Life and certain subsidiaries and affiliates owned 65,459,630 Fund shares at December 31, 1995.

NOTE C  -- CAPITAL STOCK
A summary of capital share transactions follows:

                                           Year Ended December 31, 1995       Year Ended December 31, 1994
                                         ---------------------------------  ---------------------------------
                                             Shares            Amount           Shares            Amount
                                         ---------------  ----------------  ---------------  ----------------
Shares sold............................      163,802,627  $    163,802,627      142,135,206  $    142,135,206
Shares issued in reinvestment of income
  dividends and capital gain
  distributions........................        3,892,429         3,892,429        2,469,263         2,469,263
                                         ---------------  ----------------  ---------------  ----------------
                                             167,695,056       167,695,056      144,604,469       144,604,469
Shares repurchased.....................     (176,188,115)     (176,188,115)    (110,094,151)     (110,094,151)
                                         ---------------  ----------------  ---------------  ----------------
Net increase (decrease)................       (8,493,059) $     (8,493,059)      34,510,318  $     34,510,318
                                         ---------------  ----------------  ---------------  ----------------
                                         ---------------  ----------------  ---------------  ----------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                          MAP - GOVERNMENT FUND, INC.

Selected data for each share of capital stock outstanding throughout the years indicated:

                                                                          YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------------------
                                             1995       1994       1993       1992       1991       1990       1989       1988
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year.......  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00

Net investment income....................      0.052      0.035      0.025      0.034      0.054      0.073      0.084      0.068

Dividends from net investment income.....     (0.052)    (0.035)    (0.025)    (0.034)    (0.054)    (0.073)    (0.084)    (0.068)
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Net Asset Value, End of Year.............  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total Return.............................    5.17%         3.53%      2.49%      3.36%      5.38%      7.32%      8.32%      6.84%
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Ratios/Supplemental Data:

Net Assets, End of Year (thousands)......  $  81,025  $  89,518  $  55,008  $  42,850  $  38,555  $  35,434  $  30,493  $  30,816
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Ratio of Expenses to Average Net
  Assets.................................       0.69%      0.73%      0.74%      0.75%      0.75%      0.75%      0.75%      0.75%
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Ratio of Net Investment Income to Average
  Net Assets.............................       5.17%      3.53%      2.49%      3.36%      5.38%      7.32%      8.32%      6.84%
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------


                                             1987       1986
                                           ---------  ---------
Net Asset Value, Beginning of Year.......  $    1.00  $    1.00
Net investment income....................      0.058      0.060
Dividends from net investment income.....     (0.058)    (0.060)
                                           ---------  ---------
Net Asset Value, End of Year.............  $    1.00  $    1.00
                                           ---------  ---------
                                           ---------  ---------
Total Return.............................       5.78%      6.23%
                                           ---------  ---------
                                           ---------  ---------
Ratios/Supplemental Data:
Net Assets, End of Year (thousands)......  $  24,094  $  20,929
                                           ---------  ---------
                                           ---------  ---------
Ratio of Expenses to Average Net
  Assets.................................       0.81%      0.76%
                                           ---------  ---------
                                           ---------  ---------
Ratio of Net Investment Income to Average
  Net Assets.............................       5.78%      6.23%
                                           ---------  ---------
                                           ---------  ---------

See notes to financial statements.

                           MAP-GOVERNMENT FUND, INC.
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS

                              Eugene J. Ciarkowski

                               Horace J. DePodwin

                              Herbert M. Groce Jr.
                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                                      and
                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                 1-800-343-0529

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND.

                                     [LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
FS-631 (2-96)
                        -------------------------------

                                     [LOGO]